1 Exhibit 99.1 Destination XL Group, Inc.

Certain information contained in this presentation, including, but not limited to, cash flows, operating margins, store counts, earnings expectations for fiscal 2012 and estimates through fiscal 2016, constitute forward-looking statements under the federal securities laws. The discussion of forward-looking information requires management of the Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the
Company's retail stores sales and direct-to-consumer business, the failure to achieve improvement in the Company's competitive position, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the Company's distribution facility, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies.
These, and other risks and uncertainties, are detailed in the Company's Annual Report on Form
10-K filed with the Securities and Exchange Commission for the fiscal year ended February 2,
2013 filed on March 15, 2013 and other Company filings with the Securities and Exchange
Commission. Destination XL Group, Inc. assumes no duty to update or revise its forward-
looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Safe Harbor

Who is Destination XL Group, Inc.?

Largest multi-channel specialty
retailer in niche men’s big and
tall (B&T) market
Offering unique blend
of wardrobe solutions
Private label & leading
apparel name brands

DXLG by the Numbers 4 Active customers Enrolled in loyalty program Highest rated retailer in 2011 CSI Customer Survey Retail Direct Retail Stores Brands Customer Satisfaction

Who is Our Customer?

Males with a waist size 40” and
greater (40M men).
Determined by physical
characteristic, not demographic.
Not dependent on age, income,
race or nationality
Seeking greater selection in size.
Values convenience, selection
and fit over price.

6 Our Current Casual Male XL Stores

7 What Our Customer Wants Large changing rooms More brand selections On-site tailoring Bright atmosphere Suggested wardrobe solutions Wide aisles One-stop shopping

8 Opened 4 DXL concept stores Opened 32 DXL stores Opened 12 DXL stores Opportunity for accelerated growth and profitability Expect to Open ~60 DXL stores

9 * * * *

10

11 * * * * ****

12 * * * *

13 *

14 Large Selection of Name Brands

Average
Store size 3,600 sq. ft. 8,400 sq. ft.
Sales per sq. ft. $172
$147 ($230 by 2016)
Build out costs $50 $70
Occupancy costs $30 $30
Dollars per
transaction
$97 $137
Style choices 600 2,000
Private label brands 10 15
Name brands 8 30

9451 Schaumburg, IL 9183 Niles, IL 11.4 miles 9512 Bloomingdale, IL 11.2 miles Market Consolidation to DXL Chicago Metro Customers are willing to drive up to 20 miles DXL Schaumburg, IL 0.9 miles 16

DXL Comps Reflect Growth Opportunity
** Total DXLG Comparables consist of all stores, including DXL stores and direct channel
* The 16 DXL stores opened for more than 1 year produced a 7.6% comp in Q4 2012
20.0%
15.0%
10.0%
5.0%
0.0%
14.5%
0.7%
9.0%
0.8%
2.1%
2.0% 2.0%
1.5%
0.5%
1.5%
12.8%
16.3%
17.1%
13.8%
15.0%
*
15.6%
Q3 2011 Q4 2011
FY 2011 FY 2012
Q1 2012 Q2 2012 Q3 2012 Q4 2012
DXL Comparables Total DXLG Comparables**

Compelling DXL Returns
Expect greater store productivity
Better leveraging of expenses --
occupancy, labor productivity and
local/district management
Projecting higher 4-wall profits than
combined profits of individual stores
Targeting between 25%-30% store
operating margin
Potential to capture additional
market share
Attract new customers
Better cross-selling environment to
capture greater share of apparel
wallet from existing customers
Opportunity to improve
operating margins
Expect to increase margins
significantly after the transition to
DXL is complete
and profitability

Accelerated DXL Openings
2015 Store Count Target
Destination XL ® 215-230
Casual Male XL
Outlet
~60
Rochester Clothing 3-4
Accelerated rollout based on
success of DXL stores in 2011
500
450
400
350
300
250
200
150
100
50
0
2010 2011 2012 2013 2014
2015
Total Stores: (460)                   (450)                 (412)              (348-358)            (308-318)          (283-298)

DXL Sales Increase as % of Total Revenue
* DXL sales include direct sales via the DestinationXL.com website.
2010 2011 2012 2013 2014 2015 2016
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1%
5%
28%
48%
70%
84%
89%

21 2012 Opened 32 DXL stores / Closed 70 stores Operating margins were approximately 3.5% CapEx was $32.4M Accelerated Rollout of DXL

2013
Open 57- 64 DXL stores / Close 110-119 stores
Sales of $415 - $420M
Expected borrowing level of $10 - $15M at year end
Commence new marketing strategy with incremental $10M spend
Lease exit and asset impairment charges in the range
of $3-$4M
Operating margins of ~ breakeven to 0.5%
CapEx expected to peak at $45M
2014
Open 60 DXL stores / Close 99 stores
Annual sales growth of ~ 10% - 15%
Expected borrowing level of $10 - $15M
at year end
Lease exit and asset impairment
charges in the range of $3-$4M
Operating margins of
~4%
CapEx expected to
be $40M
Accelerated Rollout of DXL
1
Net of subleases
2
Net of expected tenant allowances
1
2
1

2015
Complete rollout with
215 - 230
opened DXL stores and
Closure of remaining
63
Casual Male XL anchor stores
Annual sales growth of
~10% – 15%
Operating margins gain traction and increase to ~8%
(from 4.2% in ‘11)
Expected ending cash balance of
$5 - $10M
CapEx expected to be approximately
$38M
Lease exit and asset impairment charges in the range
of $2-$3M
Accelerated Rollout of DXL
1
Net of subleases
2
Net of expected tenant allowances
1
2

24 2016 Full benefit of DXL concept drives revenue >$600M Open average of 10 DXL stores per year Operating margins >10% Accelerated Rollout of DXL Generating free cash flow in the range of $60 - $70M

Increased Awareness = Opportunity
DXL Customer Purchase Funnel*
Addressable Population
Aware of DXL
Visiting DXL
Purchasing
from DXL
Repeat
DXL’s addressable market is primarily men with over 40” waist
Awareness of DXL is low across its markets,  directly impacting ability to attract new customers
Of those aware of DXL, only 8% are visiting the store
73% of those that visit the store make a purchase
89% of those that make a purchase
intend to return
*Based on consumers’ stated responses per L.E.K’s survey within DXL markets
Source: L.E.K analysis

Grow direct
business with new website
Paradigm shift in marketing improves awareness
Target “end-of-rack” customers
Attract a broader customer audience with one-stop-shop
Capture greater wallet share with DXL concept
Opportunity to Grow Market Share
Addressable Market = 40M Customers
1.5M Currently Active Customers
Goal = Grow Customers by 40% Over 3 Years

Increased awareness by 100%
in new markets & 38% in
established markets
“End-of-rack” customer
base grew by 38%
Launched test campaign  in 5 markets:
Memphis, Minneapolis, Denver, Atlanta and Oklahoma City
Built Stronger Brand
to Attract and Serve
Customers
Results Demonstrate
Ability to Grow
Market Share

Established Effective Marketing Mix
15% sales
24% traffic
64% new customer purchases
84% web traffic
7% web sales
38% market awareness
Established Market
Memphis DXL Opened in 2010
6-Week Test Demonstrated TV, Radio and Digital is
Most Effective Marketing Combination

29 DXL Test TV Commercial Marketing to Customers in “No Man’s Land”

•
Increase marketing spend as percent of sales from 4.6% to 6.7%
•
Launch national DXL Media marketing campaign in spring 2013
2013 Marketing Spend
$M
Total 50% Increase YOY
to Drive DXL Awareness
30
DXL Media Direct Digital Visual Loyalty Other
2012 2013
0
10
20

Financial Performance 31

Q4 2012 Results
•
Comparable sales increased 0.5% and total sales were $114.9M
•
DXL stores represented 18% of comparable retail sales
•
Comp sales for Casual Male XL stores decreased 2.3%
•
U.S. direct e-commerce sales increased 13%
•
Income from continuing operations was $4.2 million,
or $0.09 per diluted share

Sales and Gross Margin
Strong gross margins provide opportunity for
significant sales leverage
Revenue ($ mm)
$500
$400
$300
$200
$100
$0
2008
2009
2010
2011 2012
$443.9
$393.9
$392.0
$395.9
$399.6
42.7%
44.2%
45.9%
46.3%
46.5%
50%
48%
46%
44%
42%
40%
38%
Revenue Gross Margin

* Before impairment charge of $23.1m
Operating Margin & Comparable Sales
(continuing operations)
Focus on improving operating margins
through greater DXL sales
CMRG Annual Historic Operating Margin
10%
(10%)
(5%)
5%
0%
2008
2009 2010
2011*
2012
5%
(15%)
(10%)
0%
(5%)
2008
2009 2010 2011 2012
CMRG Historical Annual Comp Sales
2.4%
4.6%
4.7%
3.5%
(1.1)%
(10.8)%
1.5%
2.1%
1.5%
(4.3)%

Strict Expense Management
39.9%
37.9%
37.9%
38.4%
39.1%
($ mm)
Marketing Expense Total SG&A SG&A as a Percentage of Sales
$0
$50
$100
$150
$200
$177.3
$149.2
$148.4
$152.0
$156.4
30%
33%
36%
39%
42%
45%
2008 2009 2010 2011 2012
$34.1
$19.1
$19.0
$19.6
$18.5

2008 2009 2010 2011 2012 $98.6M $90.0M $92.9M $104.2M $104.2M $38.7M $3.5M $0 $0 $0 $5.0 $4.3 $4.1M $10.4M $8.2M $12.5M $7.6M $0 $0 $0 36 Strong Debt-Free Balance Sheet

37 Cash Flow and Capital Expenditures $40 $30 $20 $10 $0 $23.2 $30.8 $7.6 $23.4 $29.9 $32.4 $40 $30 $20 $10 $0 2008 2009 2010 2011 2012 ($ mm) CAPEX Cash Flow $12.6 $4.6 $9.0 $18.0

Why Invest in DXLG?
Accelerated conversion to DXL
concept creates compelling
investment opportunity
Strong gross margins; Ability
to greatly improve operating
margins
Significant market share/sales
growth opportunity
Leader in large and growing
B&T market
Three-year $150M investment
in DXL rollout to be funded
primarily by free cash flow
and deferred tax benefits
Strong balance sheet
with borrowing capacity

For additional information: Jeffrey Unger Destination XL Group, Inc. V. P. Investor Relations 561-482-9715 Office 561-543-9806 Cell jeffunger@usa.net www.destinationxl.com 39